SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
to
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 9, 2007
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Monroe Street, Suite 2800, Chicago, Illinois 60661

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (312) 698-6700
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Grubb & Ellis Company (the “Company”) hereby amends its Current Report on Form 8K filed on February 12, 2007 with respect to the Company entering into an agreement with F/B 6400 Shafer Ct. (Rosemont), LLC (the “Agreement”), to purchase the property located at 6400 Shafer Court, Rosemont, IL (the “Prior Current Report on Form 8K”) to clarify that the Company entered into the Agreement on February 9, 2007 and issued a press release announcing the entering into of such agreement on February 12, 2007. The Prior Current Report on Form 8K inadvertently stated that the Company entered into the Agreement on February 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
	By:	/s/ Robert Z. Slaughter
Robert Z. Slaughter
Dated: February 12, 2007		Executive Vice President and General Counsel